SUPPLEMENT DATED MARCH 11, 2011

To the variable annuity prospectus dated May 1, 2010, as supplemented
 June 1, 2010, September 1, 2010, October 18, 2010, January 14, 2011, and February 11, 2011 of:

Allianz Alterity®
Allianz Rewards®

To the variable annuity prospectus dated May 1, 2010, as supplemented June 1, 2010 and February 11, 2011 of:

Allianz High Five®
Valuemark® II
Valuemark® IV

To the variable annuity prospectus dated May 1, 2010, as supplemented June 1, 2010 of:

Allianz High Five® L

To the variable annuity prospectus dated May 1, 2010, as supplemented
 June 1, 2010, September 1, 2010, October 18, 2010, and December 17, 2010 of:

Allianz ConnectionsSM

To the variable annuity prospectus dated January 24, 2011 of:

Allianz VisionSM
Allianz VisionSM New York

ISSUED BY

Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York
and Allianz Life Variable Account B or Allianz Life of NY Variable Account C

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference. The Investment Options mentioned below may not be offered through all of the above referenced variable products.

1. The following Investment Option subadviser change is expected be effective on or about May 1, 2011.

J.P. Morgan Investment Management, Inc. is expected to replace Morgan Stanley Investment Management, Inc. as the subadviser to the AZL® Morgan Stanley International Equity Fund, resulting in the following name change to the fund:

Name effective on or about May 1, 2011	Previous Name
AZL® JPMorgan International Opportunities Fund	AZL® Morgan Stanley International Equity Fund

2. The following Investment Option name changes are expected be effective on or about May 1, 2011.

Name effective on or about May 1, 2011	Previous Name
AZL® Invesco Equity and Income Fund	AZL® Van Kampen Equity and Income Fund
AZL® Invesco Growth and Income Fund	AZL® Van Kampen Growth and Income Fund

PRO-008-0510